UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2025

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices)     (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - without par value	SRCE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on July 29, 2025, the Board of Directors of 1st Source Corporation (the “Company”) made several changes to executive management positions, becoming effective on October 1, 2025. This Amendment is being filed because, on September 23, 2025, employment agreements were fully approved and executed reflecting changes in compensation and other terms related to these previously reported management changes.

Employment Agreement with Christopher J. Murphy III

On September 23, 2025, the Company entered into a new employment agreement, superseding any prior agreements, setting forth the terms under which Christopher J. Murphy III will serve in the role of Executive Chairman of the Board of Directors of the Company and the Company’s subsidiary, 1st Source Bank (the “Bank”). This employment agreement is effective October 1, 2025 until December 31, 2028 and automatically renews for subsequent one-year terms on January 1, 2027 and January 1 of each year thereafter unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of this employment agreement shall end on December 31, of the third year following the year in which the non-renewal notice is given. This agreement covers payments upon termination under certain situations, including change in control. This employment agreement also provides, among other terms, for an annual base salary of $750,000 beginning January 1, 2026; a future grant of restricted shares; participation in the equivalent of the Company’s Executive Incentive Plan on a modified basis and other described incentive programs; and participation, at a level commensurate with his position, in all plans the Company presently has or thereafter adopts for its officers and employees, including (without limitation) directors’ and officers’ liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

This employment agreement is filed herewith as Exhibit 10(a)(1) and this disclosure is qualified in its entirety by reference to the employment agreement.

Employment Agreement with Andrea G. Short

On September 23, 2025, the Company entered into a new employment agreement, superseding any prior agreements, setting forth the terms under which Andrea G. Short will serve as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank. This employment agreement is effective October 1, 2025 until December 31, 2030 and may be extended for an additional year beginning on January 1, 2031 and on January 1 of each year thereafter by the Board of Directors of the Company and the Bank, the Lead Director, or the Executive Chairman giving Ms. Short written notice of an intention to extend this agreement (the “Renewal Notice”) on or before September 30 of the then-current term and Ms. Short accepting the Renewal Notice. This agreement covers payments upon termination under certain situations, including change in control. This employment agreement also provides, among other terms, for an annual base salary of $650,000 beginning January 1, 2026; a future grant of restricted shares; participation in the Company’s Executive Incentive Plan and other described incentive programs; and participation, at a level commensurate with her position, in all plans the Company presently has or thereafter adopts for its officers and employees, including (without limitation) directors’ and officers’ liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

This employment agreement is filed herewith as Exhibit 10(a)(2) and this disclosure is qualified in its entirety by reference to the employment agreement.

Employment Agreement with Kevin C. Murphy

On September 23, 2025, the Company entered into a new employment agreement, superseding any prior agreements, setting forth the terms under which Kevin C. Murphy will serve in the role of Executive Vice President of the Company and President of the Bank. This employment agreement is effective October 1, 2025 until December 31, 2028 and automatically renews for subsequent one-year terms on January 1, 2027 and January 1 of each year thereafter unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of this employment agreement shall end on December 31 of the third year following the year in which the non-renewal notice is given. This agreement covers payments upon termination under certain situations, including change in control. This employment agreement also provides, among other terms, for an annual base salary of $450,000 beginning January 1, 2026; a future grant of restricted shares; participation in the Company’s Executive Incentive Plan and other described incentive programs; and participation, at a level commensurate with his position, in all plans the Company presently has or thereafter adopts for its officers and employees, including (without limitation) directors’ and officers’ liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

This employment agreement is filed herewith as Exhibit 10(a)(6) and this disclosure is qualified in its entirety by reference to the employment agreement.

Employment Agreement with Brett A. Bauer

On September 23, 2025, the Company entered into a new employment agreement, superseding any prior agreements, setting forth the terms under which Brett A. Bauer will serve in the role of Executive Vice President, Chief Financial Officer and Principal Accounting Officer of the Company and the Bank. This employment agreement is effective October 1, 2025 until December 31, 2026 and automatically renews for subsequent one-year terms beginning January 1, 2027, unless either party gives written notice of non-renewal on or before September 30 of the then-current term, in which case no further automatic extension shall occur and the term of this employment agreement shall end on December 31, of the year in which the non-renewal notice is given. This agreement covers payments upon termination under certain situations, including change in control. This employment agreement also provides, among other terms, for an annual base salary of $400,000 beginning January 1, 2026; a future grant of restricted shares; participation in the Company’s Executive Incentive Plan and other described incentive programs; and participation, at a level commensurate with his position, in all plans the Company presently has or thereafter adopts for its officers and employees, including (without limitation) directors’ and officers’ liability insurance, pension, profit sharing, stock option or any group life or health insurance, hospitalization or other similar plans.

This employment agreement is filed herewith as Exhibit 10(a)(5) and this disclosure is qualified in its entirety by reference to the employment agreement.

ITEM 9.01    Financial Statements and Exhibits.
Exhibit 10(a)(1):    Employment Agreement effective October 1, 2025 between 1st Source Corporation and Christopher J. Murphy III.

Exhibit 10(a)(2):    Employment Agreement effective October 1, 2025 between 1st Source Corporation and Andrea G. Short.

Exhibit 10(a)(5):    Employment Agreement effective October 1, 2025 between 1st Source Corporation and Brett A. Bauer.

Exhibit 10(a)(6):    Employment Agreement effective October 1, 2025 between 1st Source Corporation and Kevin C. Murphy.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: September 29, 2025	/s/ Brian S. Duba
Brian S. Duba
General Counsel and Secretary